UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2010

NATIONAL INVESTMENT MANAGERS INC.
(Exact name of registrant as specified in its charter)

Florida	333-160488	59-2091510
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

485 Metro Place South, Suite 275, Dublin, Ohio 43017
(Address of principal executive offices) (zip code)

614-923-8822
(Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
49 Front Street, Suite #206
Rockville Centre, New York  11570
Telephone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On April 12, 2010, National Investment Managers Inc. (the “Company”) entered into a Letter Agreement with Woodside Capital Partners IV, LLC, Woodside Capital Partners IV QP, LLC, Woodside Capital Partners V, LLC, as assignee of Lehman Brothers Commercial Bank, Woodside Capital Partners V QP, LLC (collectively, the “Subordinated Senior Lenders”), as assignee of Lehman Brothers Commercial Bank and Woodside Agency Services, LLC pursuant to which the Subordinated Senior Lenders agreed to provide an additional loan to the Company in the aggregate amount of $500,000 for short term working capital purposes (the “Woodside Short Term Loan”).  The full principal amount of the Woodside Short Term Loan is due on May 15, 2010.   The Woodside Short Term Loan bears interest at the rate of 12% per annum.  However, if the Woodside Short Term Loan is not repaid by the maturity date, then the interest rate shall be increased to 18% per annum.

As of the date hereof, the Company is obligated on the Woodside Short Term Loan.  The Woodside Short Term Loan is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of the Company.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

Not applicable

(b)	Pro forma financial information

Not applicable

(c)	Shell company transactions

Not applicable

(d)	Exhibits

Exhibit No.	Description of Exhibit

4.1
Letter Agreement by and between National Investment Managers Inc., Woodside Capital Partners IV, LLC, Woodside Capital Partners IV QP, LLC, Woodside Capital Partners V, LLC, as assignee of Lehman Brothers Commercial Bank, Woodside Capital Partners V QP, LLC, as assignee of Lehman Brothers Commercial Bank and Woodside Agency Services, LLC dated April 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Investment Managers Inc.

By:	/s/ Steven J. Ross
Name: Steven J. Ross
Title: Chief Executive Officer

Date: April 16, 2010